Exhibit 10.15

Confidential portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.  The redacted material has been marked at the appropriate places with three asterisks (***).

SECURITY TRUST AGREEMENT

Dated as of September 14, 2012

by and among

WILLIS ENGINE SECURITIZATION TRUST II

and

WILLIS ENGINE SECURITIZATION (IRELAND) LIMITED

and

the ENGINE TRUSTS LISTED ON SCHEDULE V

and

EACH OF THE ADDITIONAL GRANTORS REFERRED TO HEREIN
AND FROM TIME TO TIME MADE A PARTY HERETO

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Security Trustee

i

ii

APPENDIX

Appendix A	Definitions

SCHEDULES

Schedule I	Pledged Stock, Pledged Beneficial Interest, Pledged Membership Interest and Pledged Debt
Schedule II	Account Information
Schedule III	Principal Offices
Schedule IV	Process Agent
Schedule V	Engine Trusts

EXHIBITS

Exhibit A-1	Form of Collateral Supplement
Exhibit A-2	Form of Grantor Supplement
Exhibit B	Form of Account Letter
Exhibit C	Form of Consent and Agreement
Exhibit D-1	Form of Engine Mortgage
Exhibit D-2	Form of Lease Security Assignment
Exhibit E	Form of Irish Charge of Shares

iii

SECURITY TRUST AGREEMENT

This SECURITY TRUST AGREEMENT (as amended, supplemented and otherwise modified from time to time, this “Agreement”), dated as of September 14, 2012, is made by and among WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (“WEST”), WILLIS ENGINE SECURITIZATION (IRELAND) LIMITED, an Irish company (“WEST Ireland”), each of the ENGINE TRUSTS listed in Schedule V attached hereto (the “Engine Trusts”), and each other Subsidiary of WEST that becomes a party hereto as a grantor (such Subsidiaries, together with WEST, WEST Ireland and the Engine Trusts, the “Grantors”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“Deutsche Bank”), as Security Trustee (in such capacity, the “Security Trustee”).

WITNESSETH THAT:

WHEREAS, WEST and Deutsche Bank, as Indenture Trustee, have entered into the Trust Indenture, dated as of the date hereof (the “Indenture”), pursuant to which WEST is issuing the Initial Notes;

WHEREAS, WEST is the owner, directly or indirectly, of all of the beneficial, membership and equity interests, as applicable, in WEST Ireland, the Engine Trusts and the other Subsidiaries, including any Subsidiary that becomes a party to this Agreement by the execution and delivery of a Grantor Supplement;

WHEREAS, in order to secure the payment of the Notes by WEST and the payment and performance of all obligations of WEST and the other Grantors under the Related Documents, WEST and the other Grantors are entering into this Agreement to grant a security interest in the Collateral in favor of the Security Trustee for the benefit of the Secured Parties;

WHEREAS, each Grantor will derive substantial direct and indirect benefit from the issuance of the Notes by WEST and from the execution, delivery and performance of the Related Documents, whether or not such Grantor is a party thereto; and

WHEREAS, it is a condition precedent to the issuance of the Notes by WEST and the making of any Loans to WEST that each Grantor grant the security interests contemplated by this Agreement and, if applicable, the Engine Mortgages;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Security Trustee and each of the Grantors, each Grantor hereby agrees with the Security Trustee, for its benefit and for the benefit of the other Secured Parties, as follows:

ARTICLE I

DEFINITIONS

Section 1.01                                Definitions.  For all purposes of this Agreement, the capitalized terms set forth in Appendix A shall have the meanings specified therein, and all other capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture.

Section 1.02                                Construction and Usage.  The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.

ARTICLE II

SECURITY

Section 2.01                                Grant of Security.  To secure the payment and performance of the Secured Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Security Trustee, for the benefit of the Secured Parties (except as limited by the proviso at the end of this section in respect of certain Secured Parties in their capacity as Collateral Obligors), a security interest in and to all of such Grantor’s right, title and interest in, to and under the following, whether now existing or hereafter created or acquired:

(a)                                  all Stock Collateral now owned or hereafter from time to time acquired by such Grantor;

(b)                                 all Debt Collateral now owned or hereafter from time to time acquired by such Grantor:

(c)                                  all Beneficial Interest Collateral now owned or hereafter from time to time acquired by such Grantor;

(d)                                 all Membership Interest Collateral now owned or hereafter from time to time acquired by such Grantor;

(e)                                  all Account Collateral now owned or hereafter from time to time acquired by such Grantor;

(f)                                    all Assigned Agreement Collateral now owned or hereafter from time to time acquired by such Grantor;

(g)                                 all of such Grantor’s right, title and interest in and to all Service Provider Documents (the “Servicing Collateral”), subject to the proviso set forth below in respect of any Collateral Obligor with obligations to such Grantor under the Service Provider Documents;

(h)                                 all of such Grantor’s right, title and interest in and to the Asset Transfer Agreement and all Acquisition Agreements (the “Engine Purchase Collateral”), subject to the proviso set forth below in respect of any Collateral Obligor with obligations to such Grantor under the Engine Purchase Collateral;

(i)                                     all of such Grantor’s right, title and interest in and to all Hedge Agreements, and all rights to administer and otherwise deal with each such Hedge Agreement (the “Hedge Collateral”), subject to the proviso set forth below in respect of any Collateral Obligor with obligations to such Grantor under the Hedge Collateral;

(j)                                     all of such Grantor’s right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;

(k)                                  all of such Grantor’s right, title and interest in and to all other accounts, chattel paper, payment intangibles, commercial tort claims, documents, goods, fixtures, general intangibles, instruments, inventory, investment property, letters of credit, supporting obligations, deposit account rights and other property not described in clauses (a) through (j) of Section 2.01, but excluding the Mortgage Collateral described in any Engine Mortgage and the Leasehold Collateral described in any Lease Security Assignment to which such Grantor is a party; and

(l)                                     all income, payments and proceeds of any and all of the foregoing (including income, payments and proceeds that constitute property of the types described in any of the subsections of this Section 2.01);

all of the foregoing constituting the “Trust Collateral,” and, together with the Mortgage Collateral and the Leasehold Collateral, the “Collateral,” provided, however, that, to the extent the Trust Collateral consists of the obligations of any Collateral Obligor to such Grantor, such security interest in such Trust Collateral shall not be for the benefit of such Collateral Obligor.

Section 2.02                                Security for Obligations.  This Agreement, the Engine Mortgages and Lease Security Assignments secure the payment and performance of all Secured Obligations of each of the Grantors to each of the Secured Parties (subject to the subordination provisions of this Agreement and the Indenture) and shall be held by the Security Trustee in trust for the Secured Parties.  Without limiting the generality of the foregoing, this Agreement, the Engine Mortgages and the Lease Security Assignments secure the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party without regard to the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.  Each of the Secured Parties is an express intended third party beneficiary of this Agreement, the Engine Mortgages and the Lease Security Assignments,  provided that the rights of each individual Secured Party shall be subject to the terms and conditions of the Indenture, including without limitation the provisions of Article III and Sections 4.02 and 4.03 of the Indenture with respect to the manner in which proceeds of the Collateral will be distributed, Article IV of the Indenture governing the exercise of remedies under the Indenture and this Agreement, and Article X of the Indenture providing for the subordination of claims to Senior Claims.

Section 2.03                                Grantors Remain Liable.  Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to which it is a party or by which it is bound to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement, the Engine Mortgages and the Lease Security Assignments had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral to which it is a party or by which it is bound, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, the Engine Mortgages or the Lease Security Assignments, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

Section 2.04                                Security Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Security Trustee by way of security such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, following the delivery of a Default Notice or the occurrence and continuation of an Acceleration Default, to take any action and to execute any instrument that the Security Trustee may deem necessary, advisable or desirable to accomplish the purposes of this Agreement or any other Related Document, including:

(i)                  to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Trust Collateral;

(ii)               to receive, indorse and collect any drafts or other instruments and documents in connection included in the Trust Collateral;

(iii)            to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary, advisable or desirable for the collection of any of the Trust Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Trust Collateral.

Section 2.05                                Voting Rights; Dividends; Etc.  (a)  So long as no Default Notice shall have been delivered to WEST and no Acceleration Default shall have occurred and be continuing:

(i)                                     Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Stock Collateral, Debt Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the organizational documents of such Grantor, the Indenture or any other Related Document; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if such action would reasonably be expected to have a material adverse effect on the value of all or any part of the Stock Collateral, Debt Collateral, Membership Interest Collateral or the Beneficial Interest Collateral; and

(ii)                                  The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.05(a)(i).

(b)                                 Whether or not any Default or Event of Default shall have occurred, any and all distributions, dividends, interest, income, payments and proceeds paid or received in respect of the Trust Collateral, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Trust Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Stock Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Trust Collateral shall be paid into the Collections Account or shall be forthwith delivered to the Security Trustee, as applicable and, if received by such Grantor, shall be received in trust for the benefit of the Security Trustee, be segregated from the other property or funds of such Grantor and be forthwith paid to the Collections Account or delivered to the Security Trustee in the same form as so received (with any necessary indorsement).

(c)                                  Upon the delivery of a Default Notice to WEST or any of its Subsidiaries or during the continuance of an Acceleration Default, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.05(a)(i) shall cease, and the Security Trustee thereupon shall have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any direct or indirect subsidiary of WEST or any of its Subsidiaries), provided, however, the Security Trustee shall have no obligation to exercise such voting or consensual right without instruction from the Noteholders.

Section 2.06                                Performance of Obligations.  If any Grantor fails to perform or comply with any of its agreements contained in the Related Documents, then the Security Trustee may perform or comply with such agreement but shall not be obligated to do so, and the amount of such payment and the amount of the reasonable expenses of Security Trustee incurred in connection with the performance of or compliance with such agreement, as the case may be shall be deemed an Operating Expense, to be paid out of the Available Collections Amount on the next succeeding Payment Date in accordance with Section 3.09 of the Indenture.

ARTICLE III

COVENANTS

Section 3.01                                Collateral Supplements and Grantor Supplements.  (a)     Upon the acquisition by any Grantor of any Trust Collateral, such Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Trust Collateral and shall take such steps with respect to the perfection of the security interest in such Collateral as are called for by this Agreement for Trust Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Related Document and provided, further that the failure of any Grantor to deliver any Collateral Supplement as to any such Trust Collateral shall not impair the lien of this Agreement to attach and otherwise extend as to such Trust Collateral.

(b)                                 Each Grantor that owns or hereafter acquires an Engine or that leases an Engine from an Issuer Subsidiary and leases such Engine to a Lessee agrees that it (i) shall execute and deliver an Engine Mortgage or a Lease Security Assignment, as applicable, in favor of the Security Trustee, (ii) shall cause such Engine Mortgage to be filed with the FAA and, if such Lessee is a U.S. Lessee, shall cause such Lease Security Assignment to be filed with the FAA, (iii) shall register or cause to be registered or consent to the registration with the International Registry of the Contract of Sale with respect to any Engine to be acquired pursuant to an Acquisition Agreement with a seller that is situated in a Contracting State, and (iv) shall take such additional steps with respect to the perfection of the security interest in the Mortgage Collateral or the Leasehold Collateral subject to such Engine Mortgage or such Lease Security Assignment, as applicable, as are called for by the Engine Mortgage or the Lease Security Assignment, as applicable.

(c)                                  Upon the acquisition, formation or other organization of any Issuer Subsidiary, WEST shall cause such Issuer Subsidiary to execute and deliver to the Security Trustee a Grantor Supplement, and upon such acquisition, formation or other organization, each such Issuer Subsidiary (i) shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) shall be deemed to have granted a security interest to the Security Trustee in all of its assets and other property, including, without limitation, all of its right, title and interest in, to and under each type of Trust Collateral described in Section 2.01, and (iii) shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

(d)                                 The Issuer undertakes with the Security Trustee to enter into an Irish share mortgage substantially in the form of Exhibit E in respect of the Stock held by it in any Issuer Subsidiary incorporated under the laws of Ireland on the Initial Closing Date if the Issuer owns such shares on such date or on the date on which the Issuer acquires such shares.  Each Grantor incorporated in Ireland or having assets located in Ireland shall file particulars of the security interest created by this Agreement or by an Irish share mortgage substantially in the form of Exhibit E with the Registrar of Companies in Ireland within the statutorily prescribed period therefore.

Section 3.02                                Delivery of Collateral.  All certificates, instruments, documents or chattel paper representing or evidencing any Collateral (other than Account Collateral) shall be delivered to and held by the Custodial Agent on behalf of the Security Trustee, in Rocklin, California pursuant to the terms of the Custodial Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Security Trustee.  Upon the delivery of a Default Notice or the occurrence and continuation of an Acceleration Default, the Security Trustee shall have the right, pursuant to the terms of the Custodial Agreement without notice to any Grantor, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Stock, the Pledged Debt, Pledged Membership Interest and Pledged Beneficial Interest, subject only to the revocable rights specified in Section 2.05(a).  In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral (other than Account Collateral) for certificates or instruments of smaller or larger denominations.

Section 3.03                                Accounts.   (a)  Each Grantor that maintains an Account with an Operating Bank shall cause such Operating Bank to establish and maintain such Account in the name of such Grantor on its books and records and to enter into a letter agreement in substantially the form of Exhibit B hereto (or make such other arrangements as are acceptable to the Security Trustee) between such Grantor and the Security Trustee (the “Account Letter”).

(b)                Upon any termination of any Account Letter or other agreement with respect to the maintenance of an Account by any Grantor or the Operating Bank, or an Account not constituting an Eligible Account, such Grantor shall immediately notify all Persons obligated to make any payment to such Grantor to such Account, to make all future payments to another Account meeting the requirements of this Section 3.03.

(c)                 Each Grantor shall ensure in respect of each Account that (i) any Operating Bank is a “bank” (as defined in Section 9-102(a)(8) of the UCC) and a Securities Intermediary, (ii) each Account is and will be maintained as a Securities Account of which the Operating Bank is the Securities Intermediary and in respect of which WEST is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to such Account and the Operating Bank shall comply with all entitlement orders (as defined in Section 8-102 of the UCC) issued by WEST without further consent of the Grantors or any other person, (iii) all Collections and other cash required to be deposited in any such Account and Permitted Investments and other property acquired with cash credited to any such Account will be credited to such Account, (iv) all items of property (whether cash, investment property, Permitted Investments, other investments, securities, instruments or other property credited to each Account will be treated as a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (v) its “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) and the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) with respect to each Account is the State of New York and (vi) all securities, instruments, investment property and other property in order or registered from and credited to any Account shall be payable to or to the order of, or registered in the name of, the Operating Bank on behalf of WEST or shall be indorsed to the Operating Bank on behalf of WEST or in blank.

(d)                No Grantor shall cause or permit any Person other than the Security Trustee to have “control” (as defined in Section 9-104, 9-105, 9 106, or 9-107 of the UCC) of any Collateral consisting of a “deposit account,” “electronic chattel paper,” “investment property,” “supporting obligations” or “letter of credit right” (as such terms are defined in Article 9 of the UCC).

Section 3.04                                Covenants Regarding Assigned Documents.  (a)  Upon the inclusion of any Assigned Document in the Collateral, the relevant Grantor will deliver to the Security Trustee a consent, in substantially the form of Exhibit C and executed by each party to such Assigned Document or (where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit C) will give due notice to each such other party to such Assigned Document of its assignment pursuant to this Agreement.  Each Grantor also ratifies its authorization for the Security Trustee to have filed in any jurisdiction any UCC financing statement or amendments thereto if filed prior to the date hereof.

(b)                Upon (i) the inclusion of any Assigned Document in the Collateral, (ii) the amendment or replacement of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver a copy thereof to the Custodial Agent on behalf of the Security Trustee and will take such other action as may be necessary, advisable or, at the request of the Security Trustee, desirable to perfect the lien of this Agreement as to such Assigned Document.

(c)                                  Each Grantor shall, at its expense but subject to the Indenture and other Related Documents:

(i)                  perform and observe (or cause to be performed or observed) all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce (or cause to be enforced) the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time requested by the Security Trustee; and

(ii)               furnish (or cause to be furnished) to the Security Trustee promptly upon receipt copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Documents, and from time to time, furnish (or cause to be furnished) to the Security Trustee such information and reports regarding the Collateral as the Security Trustee may reasonably request and, upon request of the Security Trustee make (or cause to be made) to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(d)                Each Grantor will, at is expense and upon the request of the Security Trustee on behalf of any Secured Party that is a Service Provider, pursue for the benefit of such Secured Party and each other Secured Party that is a Service Provider any claim that such Secured Party (or the Security Trustee on their behalf) has or may have under any Assigned Document for indemnity or otherwise.

Section 3.05                                Covenants Regarding Intangible Collateral.  (a)  All Intangible Collateral shall be delivered to the Custodial Agent, on behalf of the Security Trustee, as follows:

(i)                                     in the case of each Certificated Security, Instrument or other item of Intangible Collateral for which a security interest is granted and/or perfected by delivery to or possession by the Security Trustee or its Indemnitee, by (A) causing the delivery of such Certificated Security, Instrument or other item of Intangible Collateral to the Custodial Agent in the State of California registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, held by the Custodial Agent in the State of California, or (B) if such Certificated Security, Instrument or other item of Intangible Collateral is registered in the name of any securities intermediary of any Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security, Instrument or other item of Intangible Collateral to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited;

(ii)                                  in the case of each Uncertificated Security not perfected by delivery thereof to the Custodial Agent, on behalf of the Security Trustee, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee and causing such issuer to agree that it will comply with the instructions originated by the Security Trustee without further consent of any other Person or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming to the Security Trustee that it has been so credited and causing each such securities intermediary to agree that it will comply with the instructions originated by the Security Trustee without further consent of any other Person;

(iii)                               in the case of each Government Security registered in the name of any Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary or any “securities entitlement” (as defined in Section 8-102(a)(17) of the UCC), by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Security Trustee, confirming to the Security Trustee that it has been so credited and confirming that it will comply with the “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) originated by the Security Trustee without further consent of any other Person; and

(iv)                              in the case of any Instrument, Beneficial Interest Collateral or Membership Interest Collateral by (A) to the extent that the grant of the security interest to the Security Trustee in any Instrument, Beneficial Interest Collateral or Membership Interest Collateral or the transfer of any Instrument, Beneficial Interest Collateral or Membership Interest Collateral upon exercise of remedies by the Security Trustee is subject to any restrictions on transfer or any consent requirements, by obtaining all necessary consents and approvals thereof and (B)(1) if any Instrument, Beneficial Interest Collateral or Membership Interest Collateral constitutes a securities entitlement (as defined above), Certificated Security, Instrument or Uncertificated Security, complying with clauses (i) or (ii) above, as applicable or (2) if Beneficial Interest Collateral or Membership Interest Collateral constitutes a general intangible, by causing an appropriate financing statement covering each such Beneficial Interest Collateral or Membership Interest Collateral to be filed in the appropriate office necessary to perfect the security interest of the Security Trustee therein.

(b)                                 Each of WEST and the Security Trustee hereby represents and warrants, with respect to the Intangible Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any Person specifying any jurisdiction other than the State of New York or California as the jurisdiction of each Securities Intermediary in connection with each Securities Account for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal or Applicable Law, or (ii) with any other person relating to any Securities Account or the financial assets credited thereto pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such Person.  The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Intangible Collateral held in and/or credited to the applicable Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

(c)                                  Without limiting the foregoing, WEST and the Security Trustee agree, and the Security Trustee shall cause each Securities Intermediary, to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 3.11 in order to maintain the perfection and priority of the security interest of the Security Trustee in the Intangible Collateral in the event of any change in Applicable Law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

(d)                                 Each Grantor agrees that it will not acquire an ownership, equity or any similar interest in any Person that would not be described in the definitions of “Beneficial Interest Collateral,” “Membership Interest Collateral” or “Stock Collateral.”

Section 3.06                                Further Assurances.  (a)  Each Grantor agrees that from time to time, at the expense of such Grantor and WEST, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, advisable or desirable, or that the Security Trustee may reasonably request, in order to better assure, grant or perfect, protect the priority of and protect any pledge, assignment or security interest granted or purported to be granted hereby or any other Related Document or to enable the Security Trustee to exercise and enforce its rights, powers and remedies hereunder or with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:  (i) if any Collateral shall be evidenced by a promissory note or other instrument or tangible chattel paper (as defined in Section 9-102(a)(78) of the UCC), deliver to the Custodial Agent, on behalf of the Security Trustee, and pledge to the Security Trustee hereunder such note or instrument or tangible chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may reasonably request, in order better to assure, grant, perfect, protect the priority of and/or preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iii) execute, file, record, or register such additional instruments, documents and supplements to this Agreement, including any further assignments, security agreements pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Security Trustee may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.

(b)                                 Each Grantor hereby irrevocably authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, from time to time relating to all or any part of the Collateral without the signature of such Grantor where permitted by law, and such other instruments or notices, as may be necessary or desirable, including as identified to the Security Trustee pursuant to the Opinion of Counsel described in Section 3.11 hereof in order to better assure, grant, perfect, perfect the priority of and preserve the pledge, assignment and security interest granted hereby.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Each Grantor also ratifies its authorization for the Security Trustee to have filed in any jurisdiction any UCC financing statement or amendments thereto if filed prior to the date hereof.

(c)                                  Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Security Trustee may reasonably request, all in reasonable detail; provided that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained only from the Servicer, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Servicing Agreement.

(d)                                 Each Grantor shall, immediately upon the organization or acquisition by such Grantor of any Subsidiary, including, without limitation, any Engine Trusts, cause such Subsidiary to enter into a Grantor Supplement.

Section 3.07                                Place of Perfection; Records.  Each Grantor shall keep its jurisdiction of organization or incorporation, as the case may be, chief place of business and chief executive office (if any) and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule III or, upon 30 days’ prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required to maintain the Security Trustee’s first priority perfected security interest in, to and under the Collateral shall have been taken.  Each Grantor shall hold and preserve such records and shall permit representatives of the Security Trustee at any time during normal business hours to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.

Section 3.08                                Transfers and Other Encumbrances; Additional Shares or Interests.  (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral other than the pledge, assignment and security interest created by this Agreement and as otherwise provided herein or any other Related Document.

(b)                                 Except as otherwise provided pursuant to Section 5.02(i) of the Indenture, the WEST Subsidiaries shall not, and WEST shall not permit the WEST Subsidiaries to, issue, deliver or sell any shares, interests, participations, options, warrants or other equivalents.  Any beneficial interest or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, Pledged Membership Interest or Pledged Beneficial Interest shall be issued (with any necessary endorsement) to the Security Trustee or delivered to the Custodial Agent, on behalf of the Security Trustee.

Section 3.09                                Security Trustee May Perform.  If any Grantor fails to perform any agreement contained in this Agreement, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall be payable by the Grantors.

Section 3.10                                Covenant to Pay and Perform.  Each Grantor covenants with the Security Trustee (for the benefit of the Security Trustee and the Secured Parties) that (a) it will pay any monies or discharge any liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Notes, the Indenture, the Service Provider Documents, the Hedge Agreements and the other Related Documents in accordance with their terms and (b) it will perform and comply with all covenants in the Indenture that by their terms obligate WEST to cause such Grantor to take or not to take specified actions, including without limitation all covenants relating to the ownership, leasing, disposition, acquisition and maintenance of the Engines.

Section 3.11                                Annual Opinion.  Upon each anniversary of the Initial Closing Date, WEST shall cause to be delivered to the Security Trustee an Opinion of Counsel to the effect that (i) during the preceding year there has not occurred any change in New York, California, Delaware or other Applicable Law that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral (it being agreed that each such opinion shall not be required to address the actual priority of such lien) or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional financing statement, continuation statement or amendment thereof will be necessary during the next twelve months to maintain the perfected security interest of the Security Trustee or identify any such required financing statement, continuation statement or amendment.  WEST agrees to take all such actions as may be indicated in any such opinion, except that, as provided in Section 3.03, the Security Trustee shall take any such actions as may be required with respect to any Securities Intermediary.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01                                Representations and Warranties of WEST.  WEST hereby represents and warrants as of the date of this Agreement, and as of each subsequent Closing Date and Delivery Date on which WEST or any Issuer Subsidiary acquires an Engine (or the related Engine Interest), as follows:

(a)                                  Each Grantor is the legal and beneficial owner of the Collateral pledged by it hereunder free and clear of any and all Encumbrances (other than Permitted Encumbrances).  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office or otherwise exists, except such as may have been filed in favor of the Security Trustee relating to the Collateral.

(b)                                 This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in the Collateral as security for the Secured Obligations subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been and will be duly taken.  Other than the security interest granted to the Security Trustee pursuant to this Agreement or any security interest previously granted that shall be terminated as of the date hereof, no Grantor has pledged, assigned, sold or granted a security interest in any of the Collateral or authorized the filing of, and is not aware of, any financing statements or other instruments similar in effect against any Grantor or the Collateral that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Security Trustee hereunder or that has been terminated.  WEST is not aware of any judgment or tax lien filings against any Grantor.

(c)                                  The name of each Grantor as it appears on the signature pages hereto is its name as it appears on the public record of its jurisdiction of organization or incorporation, as the case may be, or, in the case of a trust, provides the name specified for the trust in its organizational documents and indicates that it is a trust.

(d)                                 No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other third party is required either (i) for the grant by each Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement or any other Related Document by each Grantor, or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for the filing of financing and continuation statements under the UCC or any filing, recording or registration under Applicable Law in each applicable jurisdiction.

(e)                                  The jurisdiction of organization or incorporation, as the case may be, organizational identification number or company registration number (if applicable), the chief place of business and chief executive or registered office of each Grantor and the office where each Grantor keeps records of or relating to the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule III.

(f)                                    The Pledged Stock constitutes the percentages of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule I.  The Pledged Membership Interests constitute the percentage of the membership interests of the issuers thereof indicated on the attached Schedule I.  The Pledged Beneficial Interests constitute the percentages of the beneficial interests of the issuers thereof indicated on Schedule I hereto.

(g)                                 The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and nonassessable.  The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.

(h)                                 Each Assigned Agreement as of the Initial Closing Date or upon its later inclusion in the Collateral, as applicable, will have been duly authorized, executed and delivered by the relevant Grantors, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with its terms.

(i)                                     Each Lease (including any subleases) constitutes “tangible chattel paper” within the meaning of Section 9-102(a)(78) of the UCC.

(j)                                     Each Account that exists on the Closing Date or that is established and maintained thereafter in accordance with Section 3.01 of the Indenture constitutes a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and, to the extent that the Indenture Trustee invests the Balance therein in Permitted Investments, a “securities account” within the meaning of Section 8-501 of the UCC.

(k)                                  Each of the Hedge Agreements and the Engine Interests constitute “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.

Section 4.02                                Representations and Warranties of the Grantors.  Each Grantor represents and warrants as of the date of this Agreement, and as of each subsequent Closing Date and Delivery Date on which such Grantor executes and delivers a Grantor Supplement or a Collateral Supplement, as follows:

(a)                                  Such Grantor is the legal and beneficial owner of the Collateral pledged, charged or assigned by it hereunder free and clear of any and all Encumbrances (other than Permitted Encumbrances).  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office or otherwise exists, except such as may have been filed in favor of the Security Trustee relating to the Collateral.

(b)                                 This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in the Collateral pledged by such Grantor as security for the Secured Obligations subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been and will be duly taken.  Other than the security interest granted to the Security Trustee pursuant to this Agreement or any security interest previously granted that shall be terminated as of the date hereof, such Grantor has not pledged, assigned, sold or granted a security interest in any of the Collateral or authorized the filing of, and is not aware of, any financing statements or other instruments similar in effect against such Grantor or the Collateral that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Security Trustee hereunder or that has been terminated.  Such Grantor is not aware of any judgment or tax lien filings against any Grantor.

(c)                                  The name of such Grantor as it appears on the signature pages hereto is its name as it appears on the public record of its jurisdiction of organization or incorporation, as the case may be, or, in the case of a trust, provides the name specified for the trust in its organizational documents and indicates that it is a trust.

(d)                                 No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement or any other Related Document by such Grantor, or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for the filing of financing and continuation statements under the UCC or any filing, recording or registration under Applicable Law in each applicable jurisdiction.

(e)                                  The jurisdiction of organization, organizational identification number or company registration number (if applicable), the chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of or relating to the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule III.

(f)                                    Each Assigned Agreement to which such Grantor is a party has been duly authorized, executed and delivered by such Grantors, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms.

(g)                                 Each Lease (including any subleases) constitutes “tangible chattel paper” within the meaning of Section 9-102(a)(78) of the UCC.

(h)                                 Each Account that exists on the Closing Date or that is established and maintained thereafter in accordance with Section 3.01 of the Indenture constitutes a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and, to the extent that the Indenture Trustee invests the Balance therein in Permitted Investments, a “securities account” within the meaning of Section 8-501 of the UCC.

(i)                                     Each of the Hedge Agreements and the Engine Interests constitute “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.

ARTICLE V

REMEDIES

Section 5.01                                Remedies.  Upon delivery of a Default Notice to the Security Trustee pursuant to Section 4.02 of the Indenture or if any Acceleration Default shall have occurred and be continuing, the Security Trustee may, and upon the direction of the Indenture Trustee, shall:

(a)                                  apply to a court of competent jurisdiction to obtain specific performance or observance by WEST and any or all of the other Grantors of any covenant, agreement or undertaking on the part of WEST or any such Grantor hereunder that WEST or any such Grantor shall have failed to observe or perform or to obtain to aid in the execution of any power granted herein; and/or

(b)                                 proceed to foreclose against the Trust Collateral or any part thereof pursuant to this Agreement, and according to the Applicable Law of the jurisdiction or jurisdictions in which such Trust Collateral or part thereof shall at the time be located, by doing any one or more or all of the following acts, as the Security Trustee, in its sole and complete discretion (acting in good faith), may then elect, or as directed by the Indenture Trustee:

(i)                                     exercise all the rights and remedies, in foreclosure and otherwise, available to it as a Security Trustee and secured party under the provisions of Applicable Law;

(ii)                                  institute legal proceedings to foreclose upon and against the security interest granted in and by this Agreement, the Engine Mortgages and the Lease Security Assignments, to recover judgment for all amounts then due and owing as indebtedness secured hereby, and to collect the same out of any of the Trust Collateral or the proceeds of any sale thereof;

(iii)                               institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all of the Trust Collateral;

(iv)                              without regard to the adequacy of the Collateral for the Indenture or any other agreement between the Security Trustee and WEST, any Grantor and their Affiliates, by virtue of this Agreement, the Engine Mortgages or the Lease Security Assignments or otherwise, or any other collateral or other security or to the solvency of the Grantor, institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or for the sale of any of the Trust Collateral under the order of a court of competent jurisdiction or under other legal process; or

(v)                                 personally, or by agents or attorneys, enter upon any premises where the Trust Collateral or any part thereof may then be located, and take possession of all or any part thereof or render it unusable; and without being responsible for loss or damage to such Trust Collateral, hold, store and keep idle, or lease, operate or otherwise use or permit the use of, the same or any part thereof, for such time and upon such terms as the Security Trustee may in its sole and complete discretion deem to be in its own best interests, and demand, collect and retain all hire, earnings and other sums due and to become due in respect of the same from any party whomsoever, accounting for net earnings, if any, arising from such use and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to Section 5.02, all other costs, reasonable expenses, charges, damages and other losses resulting from such use in good faith.

All reasonable expenses of obtaining any such judgment, bringing any such legal proceeding or of pursuing, searching for and taking the Trust Collateral shall, until paid, be secured by the Lien of this Agreement, the Engine Mortgages and the Lease Security Assignments.  Each Grantor shall permit representatives of the Security Trustee to be present at such Grantor’s place of business to receive copies of all communications and remittances relating to the Collateral and shall forward copies of any notices or communications received with respect to the Collateral, all in such manner as the Security Trustee may require.

Section 5.02                                Delivery of Collateral, Power of Sale, etc.  If the Security Trustee should elect to foreclose upon and against the security interest created in and by this Agreement, each Grantor shall, upon demand of the Security Trustee, deliver to the Security Trustee all or any part of the Trust Collateral at such time or times and place or places as the Security Trustee may specify; and the Security Trustee is hereby authorized and empowered, in accordance with Applicable Law and without being responsible for loss or damage to such Trust Collateral incurred other than solely by reason of the Security Trustee’s gross negligence or willful misconduct, to enter upon any premises where the Trust Collateral or any part thereof may be located and take possession of and remove the same.

The Security Trustee may thereafter sell and dispose of, or cause to be sold and disposed of, all or any part of the Trust Collateral pledged by any Grantor at one or more public or private sales, at such places and times and on such terms and conditions as the Security Trustee may deem fit in good faith, with or without any previous demand to WEST, such Grantor or any other person, or advertisement of any such sale or other disposal upon notice to such Grantor (it being understood and agreed that such provision of notice to such Grantor shall not be deemed to limit or otherwise restrict the Security Trustee’s rights and remedies hereunder or under any other agreement); and for the aforesaid purpose, any other notice of sale, any advertisement and other notice or demand, any right of equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of the Security Trustee to sell or the application by the Security Trustee of the proceeds of sale or otherwise that would otherwise be required by, or available to such Grantor under, Applicable Law are hereby expressly waived by WEST and each other Grantor to the fullest extent permitted by such Law.  In the event that any mandatory requirement of Applicable Law shall obligate the Security Trustee to give different, additional or prior notice to WEST or any Grantor of any of the foregoing acts, WEST and each Grantor hereby agrees that, to the extent permitted by Applicable Law, a written notice sent to it by mail or by facsimile, so as reasonably to be expected to be delivered to WEST or such Grantor at least five (5) Business Days before the date of any such act shall be deemed to be reasonable notice of such act and, specifically, reasonable notification of the time after which any private sale or other disposition intended to be made hereunder is to be made.

Section 5.03                                Right to Possession, etc.  To the fullest extent each Grantor may lawfully agree, the right of the Security Trustee to take possession of and sell any of the Trust Collateral in compliance with the provisions of this Article V shall not be affected by the provisions of any applicable reorganization or other similar law of any jurisdiction; and WEST and each Grantor shall not take advantage of any such law or agree to allow any agent, assignee or other party to take advantage of such law in its place, to which end WEST and each Grantor, for itself and all who may claim through it, as far as it or they now or hereafter lawfully may do so, hereby waives, to the fullest extent permitted under Applicable Law, any rights or defenses arising under any such law, and all rights to have the Collateral marshalled upon any foreclosure hereof, and hereby agrees that any court having jurisdiction to foreclose upon and against the security interest created in this Agreement or by the Engine Mortgages or the Lease Security Assignments may order the sale of the Trust Collateral subject to such jurisdiction as an entirety or severally.

Section 5.04                                Application of Proceeds.  (a)  Following the occurrence and continuance of an Event of Default, all proceeds received by the Security Trustee under or pursuant to this Agreement, and all amounts received by the Indenture Trustee pursuant to the Indenture, shall be applied in the first place to pay all such payments, disbursements, expenses and losses whatsoever (together with interest thereon as hereinbefore provided for) as may have been incurred by the Security Trustee in or about or incidental to the exercise by the Security Trustee of the rights and powers specified in this Agreement, the Indenture, the Related Documents or in any other agreement or any of them and the balance shall be applied by the Indenture Trustee as provided in Sections 3.09 and 4.02 of the Indenture.

(b)                                 Subject to the terms and conditions of this Agreement, the Security Trustee shall distribute to WEST and each Grantor, or any other Person entitled thereto, any payments in respect of Excluded Payments (as defined in the Mortgage in respect of the Engine and Lease subject to the Lien of such Mortgage) received by the Security Trustee promptly upon receipt thereof by the Security Trustee.

Section 5.05                                Matters Involving Manner of Sale.  (a)  At any sale pursuant to this Article V, whether by virtue of judicial proceedings contemplated in Section 5.01 or under the power of sale granted in Section 5.02, it shall not be necessary for the Security Trustee or a public officer under order of a court to have present physical or constructive possession of the Trust Collateral to be sold.  The recitals contained in any conveyances and receipts made and given by the Security Trustee in good faith or such public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by Applicable Law, conclusively establish the truth and accuracy of the matters therein stated (including, without limiting the generality of the foregoing, the amounts due and payable under the Indenture and the Related Documents and any other indebtedness secured hereby, the accrual and nonpayment thereof and advertisement and conduct of such sale in the manner provided herein and by Applicable Law) other than in the case of manifest error; and all prerequisites to such sale shall be presumed to have been satisfied and performed.

(b)                                 At any sale or sales made pursuant to this Section 2, the Security Trustee or its agents may bid for or purchase, free from any right or equity of redemption in favor of WEST, the relevant Grantor and any person claiming by, through or under them (all such rights being in this Article V waived and released), any part of or all the Trust Collateral offered for sale, and may make payment on account thereof by using any claim for moneys then due and payable to the Security Trustee by WEST and such Grantor as a credit against the purchase price; and the Security Trustee upon compliance with the terms of sale, may hold, retain and dispose of such Trust Collateral without further accountability therefor to WEST, the Grantor or any third party, except as expressly required by Applicable Law.  In any such sale the Security Trustee shall not be obligated to make any representations or warranties with respect to the Collateral or any part thereof, and the Security Trustee shall not be chargeable with any of the obligations or liabilities of WEST or such Grantor with respect thereto.  WEST and each Grantor hereby agrees (i) that it will indemnify and hold the Security Trustee harmless from and against any and all claims with respect to the Trust Collateral asserted before the taking of actual possession or control thereof by the Security Trustee or its agents pursuant to this Article V, or arising out of any act of, or omission to act on the part of, any party other than the Security Trustee or any of its agents prior to such taking of actual possession or control by the Security Trustee, or arising out of any act of, or omission to act on the part of, WEST, the Grantor or any person claiming by, through or under WEST or such Grantor (not including the Security Trustee or any Person claiming by, through or under the Security Trustee) or any of their Affiliates or agents before or after the commencement of such actual possession or control by the Security Trustee or any of its agents; and (ii) that the Security Trustee shall have no liability or obligation arising out of any such claim.

(c)                                  Nothing herein contained shall be deemed to impair in any manner the absolute right of the Security Trustee to sell and convey title to the Trust Collateral to the purchaser(s) at such sale(s) or to grant options with respect to or otherwise to realize upon all or such portion of the Trust Collateral, at such time, and in such order, as it may elect in its sole and complete discretion in good faith, or to enforce any one or more remedies relative hereto either successively or concurrently; and the Grantor hereby agrees that the security interest, options and other rights hereby given to the Security Trustee shall remain unimpaired and unprejudiced until all the Trust Collateral shall have been sold or this Agreement shall otherwise have ceased to be of any force or effect according to its terms, and that the enforcement of any right or remedy shall not operate to bar or estop the Security Trustee from exercising any other right or remedy available hereunder or under any other agreement between the Security Trustee and any of its Affiliates, on the one hand, and the Grantor, WEST or any person claiming by, through or under the Grantor, WEST and their Affiliates on the other hand, or otherwise, available at law, in equity or otherwise.

ARTICLE VI

SECURITY INTEREST ABSOLUTE

Section 6.01                                Security Interest Absolute.  A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions.  All rights of the Security Trustee and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

(a)                                  any lack of validity or enforceability of any Related Document, Assigned Document, or Hedge Agreement or any other agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Related Document, Assigned Document, or Hedge Agreement or any other agreement or instrument relating thereto;

(c)                                  any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)                                 any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of such Grantor;

(e)                                  any change, restructuring or termination of the corporate structure, partnership or trust or existence as applicable of any Grantor; or

(f)                                    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

ARTICLE VII

THE SECURITY TRUSTEE

Section 7.01                                Authorization and Action.  (a)  Each Secured Party by its acceptance of the benefits of this Agreement shall be deemed to have appointed and authorized Deutsche Bank as the Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement, the Engine Mortgages, the Lease Security Assignments and the other Related Documents as are specifically delegated to the Security Trustee by the terms of this Agreement, the Engine Mortgages, the Lease Security Assignments and of the other Related Documents, and no implied duties and covenants shall be deemed to arise against the Security Trustee. For the avoidance of doubt, each Secured Party by its acceptance of the benefits of this Agreement hereby requests and instructs the Security Trustee to enter into all Assigned Lease-related documents and instruments which it is requested by any Grantor to enter into on this date and as may arise from time to time for the purpose of establishing and maintaining its security interest for itself and for the benefit of the other Security Parties in respect of any Assigned Lease.

(b)                                 The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement, the Engine Mortgages, the Lease Security Assignments and the Indenture and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement and the Indenture.  The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.

Section 7.02                                Absence of Duties.  The powers conferred on the Security Trustee under this Agreement, the Engine Mortgages and the Lease Security Assignments with respect to the Collateral are solely to protect its interest in this Agreement and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Engine Mortgages or the Lease Security Assignments, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral.  The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee.

Section 7.03                                Representations or Warranties.  The Security Trustee does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any Engine Mortgage, any Lease Security Assignment, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement, each Engine Mortgage and each Lease Security Assignment is the legal, valid and binding obligation of Deutsche Bank, enforceable against Deutsche Bank in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 7.04                                Reliance; Agents; Advice of Counsel.  (a)  The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement, any Engine Mortgage, any Lease Security Assignment or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect.  As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, any Engine Mortgage and any Lease Security Assignment, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, and shall be fully protected in acting or refraining from acting upon, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.  The Security Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Related Documents.  The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement, any Engine Mortgage and any Lease Security Assignment is authorized by its organizational documents to enter into this Agreement, any such Engine Mortgage or any such Lease Security Assignment and to take all action permitted to be taken by it pursuant to the provisions of this Agreement or such Engine Mortgage or such Lease Security Assignment, as applicable, and shall not inquire into the authorization of such party with respect thereto.

(b)                                 The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement, any Engine Mortgage or any Lease Security Assignment either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(c)                                  The Security Trustee may consult with counsel, and any written opinion of counsel addressed to the Security Trustee or the Indenture Trustee shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement, any Engine Mortgage or any Lease Security Assignment in good faith and in accordance with such opinion of counsel.

(d)                                 The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, any Engine Mortgage or any Lease Security Assignment, or to institute, conduct or defend any litigation under this Agreement, any Engine Mortgage or any Lease Security Assignment or in relation hereto or thereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(e)                                  The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement, any Engine Mortgage or any Lease Security Assignment shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of WEST or the Administrative Agent under any of the Related Documents.

(f)                                    The Security Trustee shall not be liable for any costs, Taxes or the selection of Permitted Investments made in accordance with this Agreement, the Engine Mortgages, the Lease Security Assignments and the Indenture or for any investment losses resulting from Permitted Investments made in accordance with this Agreement, the Engine Mortgages, the Lease Security Assignments and the Indenture.

(g)                                 When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 5.01 or during an insolvency case or proceeding, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

(h)                                 The Security Trustee shall not be charged with knowledge of an Indenture Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Administrative Agent.

(i)                                     The Security Trustee shall have no duty to monitor the performance of WEST, the Administrative Agent or any other party to the Related Documents, nor shall it have any liability in connection with the appointment of the Administrative Agent, or the malfeasance or nonfeasance by such parties.  The Security Trustee shall have no liability in connection with non-compliance by WEST, the Administrative Agent or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Engine or any Lease.  The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Engine or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Engine, or any Lease.

Section 7.05                                No Individual Liability.  The Security Trustee shall have no individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

ARTICLE VIII

SUCCESSOR TRUSTEES

Section 8.01                                Resignation and Removal of Security Trustee.  The Security Trustee may resign at any time without cause by giving at least sixty (60) days’ prior written notice to WEST, the Servicer, the Administrative Agent and the Noteholders.  The Controlling Party may at any time remove the Security Trustee without cause by an instrument in writing delivered to WEST, the Servicer, the Administrative Agent and the Security Trustee.  In addition, if the Security Trustee is also the Indenture Trustee, any removal of the Indenture Trustee pursuant to Section 7.01 of the Indenture shall (unless otherwise provided in the document or instrument removing the Indenture Trustee) be automatically a removal of the Security Trustee under this Agreement.  No termination of or resignation by the Security Trustee pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Controlling Party of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.

Section 8.02                                Appointment of Successor.  (a)  In the case of the resignation or removal of the Security Trustee, WEST shall promptly appoint a successor Security Trustee; provided that the Controlling Party, on behalf of the Secured Parties, may appoint, within one year after such resignation or removal, a successor Security Trustee.  If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within sixty (60) days after the Security Trustee gives notice of resignation or is removed, the retiring or removed Security Trustee, WEST, the Administrative Agent, the Servicer or a Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Security Trustee.  Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b)                                 Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment.  Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, the Engine Mortgages and the Lease Security Assignments, and such other instruments or notices, as may be necessary or desirable, or as the Senior Trustee may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement, the Engine Mortgages, the Lease Security Assignments and the other Related Documents.  The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee.

After any retiring Security Trustee’s resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.

(c)                                  Each Security Trustee shall be an Eligible Institution and shall meet the Eligibility Requirements; provided that the Rating Agencies shall receive notice of any replacement Security Trustee.

(d)                                 Subject to Section 6.02(c), any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act.

(e)                                  Following the resignation or removal of the Security Trustee, and the appointment and acceptance of such appointment by a successor Security Trustee, all references to “New York” herein shall be deemed to refer to the state in which the Security Trustee is physically located.

ARTICLE IX

INDEMNITY AND EXPENSES

Section 9.01                                Indemnity.  (a)  WEST shall indemnify the Security Trustee (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement, the Engine Mortgages, the Lease Security Assignments and any other Security Documents and its duties hereunder and thereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part.  The Security Trustee shall notify WEST promptly of any claim asserted against the Security Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder.  WEST shall defend the claim and the Security Trustee shall cooperate in the defense.  The Security Trustee may have separate counsel and WEST shall pay reasonable fees and expenses of such counsel.  WEST need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed.  WEST need not reimburse any expense or indemnity against any loss or liability incurred by the Security Trustee through negligence or willful misconduct.

(b)                                 WEST shall on the Payment Date following demand therefor pay to the Security Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

Section 9.02                                Survival.  The provisions of Section 9.01 and this Section 9.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee.

Section 9.03                                No Compensation from Secured Parties.  Each of the Security Trustee and each Operating Bank agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

Section 9.04                                Security Trustee Fees.  In consideration of the Security Trustee’s performance of the services provided for under this Agreement, the Engine Mortgages and the Lease Security Assignments, WEST shall pay to the Security Trustee an annual fee set forth under a separate agreement between WEST and the Security Trustee in accordance with Article III of the Indenture.

ARTICLE X

MISCELLANEOUS

Section 10.01                          Amendments; Waivers; Etc.  (a)                      No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Security Trustee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  In executing and delivering any amendment or modification to this Agreement, the Security Trustee shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture and this Agreement and that such amendment or modification complies with the terms thereof and hereof and (ii) an Officer’s Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full.  The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

(b)                                 Upon the execution and delivery by an Additional Grantor of a Grantor Supplement, Annexes I, II, III, IV and V attached to such Grantor Supplement shall be incorporated into, become a part of and supplement Section 2.01 and Schedules I, II, III, IV and V, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.

(c)                                  Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I, II and V attached to such Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I, II and V, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.

Section 10.02                          Addresses for Notices.  All notices, demands, certificates, requests, directions, instructions and communications hereunder shall be in writing and shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

For each Grantor:

Willis Engine Securitization Trust II

c/o Wilmington Trust Company

1100 North Market Street

Rodney Square North

Wilmington, DE  19890

Attention:  Corporate Trust Administrator

Facsimile:  (302) 651-8882

With a copy to:

Willis Lease Finance Corporation

773 San Marin Drive
Suite 2215
Novato, California 94998
Attention:  General Counsel
Fax:  (415) 408-4701

For the Security Trustee:

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor

MS NYC 60-2720

New York, New York 10005

Attention: Trust and Agency Services

Facsimile: (212) 553-2458

For the Indenture Trustee:

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor

MS NYC 60-2720

New York, New York 10005

Attention: Trust and Agency Services

Facsimile: (212) 553-2458

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02.  Each party also shall provide a copy of each notice, demand, certificate, request, direction, instruction and communication to the Indenture Trustee, but the failure to do so shall not affect the validity of such notice, demand, certificate, request, direction, instruction or communication.

Section 10.03                          No Waiver; Remedies.  No failure on the part of the Security Trustee (or any beneficiary of the security interest in favor of the Secured Party pursuant to this Agreement) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10.04                          Severability.  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

Section 10.05                          Continuing Security Interest; Assignments.  Subject to Section 8.06(c), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 10.06(c), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

Section 10.06                          Release and Termination.  (a)  Upon any sale, lease, re-lease, transfer, release or other disposition of any item of Collateral or the Security Trustee’s security interest therein in accordance with the terms of the Related Documents, the Security Trustee will, at WEST’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request in writing and provide to the Security Trustee to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

(b)                                 Except as otherwise provided in Section 10.06(c), upon the payment in full in cash of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors and all Collateral held by the Security Trustee shall be returned to WEST.  Upon any such termination, the Security Trustee will, at WEST’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request in writing to evidence such termination.

(c)                                  If at any time all Notes have been defeased pursuant to Article XII of the Indenture, the pledge, assignment and security interest in the Collateral shall be released and the certificates or other instruments representing or evidencing any of the Collateral held by the Custodial Agent, on behalf of the Security Trustee, shall be returned to WEST and the Security Trustee shall, at the expense of WEST, execute and deliver to WEST such documents as WEST shall prepare and reasonably request in writing to evidence such termination.

Section 10.07                          Currency Conversion.  If any amount is received or recovered by the Security Trustee in a Received Currency other than the Agreed Currency, then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall, to the fullest extent permitted by Applicable Law, only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Security Trustee such amount as it shall determine to be necessary to indemnify the Security Trustee against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the fullest extent permitted by Applicable Law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.

Section 10.08                          Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 10.09                          Jurisdiction.  (a)  Each of the parties hereto agrees that the United States federal and New York State courts located in The City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, submits to the jurisdiction of such courts.  Each of the parties hereto waives any objection which it might now or hereafter have to the United States federal or New York State courts located in The City of New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum.  Each of the parties hereto agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in The City of New York to the Person named as the process agent of such party in Schedule IV hereto or in a Grantor Supplement at the address set out therein or at the principal New York City office of such process agent, if not the same (the “Process Agent”).

(b)                                 The submission to the jurisdiction of the courts referred to in Section 10.09(a) shall not (and shall not be construed so as to) limit the right of the Security Trustee to take proceedings against any Grantor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

(c)                                  Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Section 10.10                          Counterparts.  This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

Section 10.11                          Table of Contents, Headings, Etc.  The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 10.12.                       Limited Recourse.  Notwithstanding any other provision of this Agreement, the Indenture or any Related Document, the obligations of WEST, WEST Ireland and each Additional Grantor to make any payments under the Notes, this Agreement, the Indenture or any Related Document shall be equal to the nominal amount of each payment or, if less, the actual amount received or recovered from time to time by or on behalf of WEST, WEST Ireland or each Additional Grantor, as applicable, which consists of funds which are entitled to be applied by WEST, WEST Ireland or each Additional Grantor, as applicable, in making such payment in accordance with this Agreement and the Indenture from the Collateral, including the proceeds of any contingent claims that are included in the Collateral, and no Secured Party will have further recourse to WEST, WEST Ireland or each Additional Grantor in respect of such obligations beyond its rights under this Agreement, the Indenture or the Related Documents.  On enforcement of this Agreement, after realization of the Collateral, including liquidation of any contingent claims that are included in the Collateral, and distribution of all proceeds the Collateral, including the proceeds of any such contingent claims, in accordance with this Agreement and the Indenture, none of the Secured Parties may take any further steps against WEST, WEST Ireland or each Additional Grantor or against any shareholder, director or officer of WEST, WEST Ireland or each Additional Grantor in respect of such obligations.  This provision shall not prevent any payment becoming due for the purposes of an Event of Default.

Section 10.13.                       Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations.  In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Regulations”), the Security Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with.  Accordingly, each of the parties agrees to provide to Security Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Security Trustee to comply with Applicable Regulations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed by Willis Engine Securitization (Ireland) Limited and under hand by the other parties, in each case, by its representative or officer thereunto duly authorized as of the date first above written.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Security Trustee

By:	/s/ Irene Siegel
	Name:	Irene Siegel
	Title:	Vice President

By:	/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Associate

WILLIS ENGINE SECURITIZATION TRUST II

By:	/s/ Thomas C. Nord
	Name:	Thomas C. Nord
	Title:	Controlling Trustee

[Security Trust Agreement]

SIGNED AND DELIVERED AS A DEED

by	/s/ Thomas C. Nord

for and on behalf of

WILLIS ENGINE SECURITIZATION (IRELAND) LIMITED

in the presence of :

Witness:	/s/ Annie Mason

Name: Annie Mason

Address: 773 San Marin Dr., Ste. 2215, Novato, CA 94998

Occupation: Legal Assistant

[Security Trust Agreement]

APPENDIX A

SECURITY TRUST AGREEMENT

DEFINITIONS

For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture, and the following terms have the meanings indicated below:

“Acceleration Default” means any Event of Default under Section 4.01(d) or (e) of the Indenture.

“Account Collateral” means (i) all right of a Grantor in and to each Account, deposit account and/or securities account at any time or from time to time established; (ii) all cash, investment property, Permitted Investments, other investments, securities, instruments, investment property or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time on deposit in or credited to, or required to be deposited or credited to, any such Account, deposit account and/or securities account, and (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Account Letters” has the meaning specified in Section 3.03(a).

“Additional Grantor” means each Issuer Subsidiary that executes and delivers a Grantor Supplement in accordance with Section 3.01(c).

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Asset Transfer Agreement Obligations” means the obligations of the Issuer and each Issuer Subsidiary now or hereafter existing under the Asset Transfer to the Secured Seller.

“Assigned Agreement Collateral” means (i) all of each Grantor’s right, title and interest in and to all Assigned Agreements; and (ii) all of each Grantor’s right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement and all supporting obligations (as defined in Section 9-102(a)(77) of the UCC) relating to any Assigned Agreement.

“Assigned Agreements” means, in respect of any Grantor, all security assignments, cash deposit agreements and other security agreements executed in its favor, in each case as such agreements may be amended or otherwise modified from time to time.

“Assigned Documents” means, collectively, the Assigned Agreements, the Service Provider Documents included in the Servicing Collateral and the Asset Transfer Agreement and Acquisition Agreements included in the Engine Purchase Collateral.

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“Assigned Leases” means, with respect to an Engine, the Current Lease of such Engine and any other Lease of such Engine to which the Grantor that owns or leases in such Engine is or may from time to time be a party and any leasing arrangements among WEST Group Members with respect to such Leases together with all Related Collateral Documents in respect of such Engine.

“Beneficial Interest Collateral” means (i) the Pledged Beneficial Interests, all certificates, if any, from time to time representing such Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest after the Closing Date; and (ii) all additional beneficial interests in any Issuer Subsidiary (including any Engine Trust or Leasing Subsidiary the ownership of which is represented by beneficial interests), from time to time acquired by each Grantor in any manner, including the beneficial interests in any Issuer Subsidiary that may be formed from time to time, and all options and other rights to acquire beneficial interests, and all certificates and/or instruments, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests.

“Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation or any successor thereto); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.

“Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.

“Collateral” has the meaning specified in Section 2.01.

“Collateral Obligors” means the parties, other than WEST or any Issuer Subsidiary, to the Service Provider Documents, the Hedge Agreements, the Initial Liquidity Facility or any Eligible Credit Facility, the Asset Transfer Agreement and any Acquisition Agreement.

“Collateral Supplement” means a supplement to this Agreement in substantially the form attached hereto as Exhibit A-1 executed and delivered by a Grantor.

“Contracting State” has the meaning set forth in the Cape Town Convention.

“Contract of Sale” has the meaning set forth in the Cape Town Convention.

“Current Lease” has, with respect to any Engine, the meaning assigned to such term in the Engine Mortgage or Lease Security Assignment relating to such Engine.

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“Custodial Agent” means U.S. Bank National Association, a national banking association, in its capacity as custodial agent under the Custodial Agreement, including its successors in interest and permitted assigns, until another Person shall have become the custodial agent under such agreement, after which “Custodial Agent” shall mean such other Person.

“Custodial Agreement” means the Custodial Agreement, dated as of the date hereof, between the Custodial Agent, WEST and the Security Trustee, or any replacement custodial agreement between the Security Trustee, WEST and any Person that becomes the Custodial Agent.

“Debt Collateral” means the following: (i) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt after the Closing Date; and (ii) all additional indebtedness from time to time owed to each Grantor by any Issuer Subsidiary and the certificates and/or instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Deutsche Bank” has the meaning specified in the recital of parties to this Agreement.

“Engine Mortgage” means a Mortgage and Security Agreement substantially in the form of Exhibit D-1 attached hereto.

“Engine Purchase Collateral” has the meaning specified in Section 2.01(h).

“Engine Trusts” has the meaning specified in the recital of parties to this Agreement.

“Government Security” means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry on the records of the Federal Reserve Bank of New York and is subject to the Book-Entry Rules.

“Grantors” has the meaning specified in the recital of parties to this Agreement.

“Grantor Supplement” means a supplement to this Agreement in substantially the form attached hereto as Exhibit A-2 executed and delivered by an Issuer Subsidiary.

“Hedge Agreements” means any interest rate or currency swap, cap, floor, Swaption, or other interest rate or currency hedging agreement between WEST and any hedge provider entered into in accordance with Section 5.02(f)(iv) of the Indenture.

“Hedge Agreement Obligations” means all obligations of WEST and of each Issuer Subsidiary to each Hedge Provider under and in respect of all Hedge Agreements.

“Hedge Collateral” has the meaning specified in Section 2.01(i).

“Indenture” has the meaning specified in the preliminary statements to this Agreement.

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“Indenture Obligations” means all obligations of WEST under and in respect of all Notes and/or the Indenture including all obligations of WEST to make payments of principal of and interest (including the Step-Up Interest Amount and interest following the filing of a petition initiating any insolvency proceeding) and premium, if any, on the Notes and all obligations of WEST to pay any fees, expenses or other amounts under or in respect of the Notes, the Indenture, or any other Related Document in respect of the Notes, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of the Notes.

“Initial Liquidity Facility Provider” means Crédit Agricole Corporate and Investment Bank, a limited liability company incorporated as a société anonyme under French law, and its successors and permitted assigns, or any provider of an Eligible Credit Facility so designated by a Trustee Resolution.

“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.

“Intangible Collateral” means, collectively or individually as the context may require, the Stock Collateral, the Debt Collateral, the Beneficial Interest Collateral and the Membership Collateral.

“Lease Security Assignment” means a Lease Security Assignment substantially in the form of Exhibit D-2 attached hereto.

“Leasehold Collateral” means the leasehold interest in an Engine, the Lease and other property described in any Lease Security Assignment and subject to the security interest created or intended to be created by such Lease Security Assignment and the Related Collateral Documents.

“Liquidity Obligations” means all obligations of WEST and of each Issuer Subsidiary to the Initial Liquidity Facility Provider (or any successor thereto) under and in respect of the Initial Liquidity Facility, any Eligible Credit Facility and the Fee Letter.

“Membership Interest Collateral” means (i) the Pledged Membership Interests, all certificates, if any, from time to time representing such Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interest after the Closing Date; and (ii) all additional membership interests in any Issuer Subsidiary (including any Engine Subsidiary or Leasing Subsidiary the ownership of which is represented by membership interests) from time to time acquired by each Grantor in any manner, all certificates and/or instruments, if any, from time to time representing such additional membership interests, and all warrants, options and other rights to acquire membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests.

“Mortgage Collateral” means the Engine, Lease and other property described in an Engine Mortgage and subject to the security interest created or intended to be created by such Engine Mortgage and the Related Collateral Documents.

4

“Pledged Beneficial Interests” means the beneficial interests identified in any of Schedule I hereto and the Engine Interests in the Engine Trusts identified on Schedule V hereto, any Collateral Supplement or Grantor Supplement, including the beneficial interests in any Engine Subsidiary or Leasing Subsidiary that is a statutory or common law trust.

“Pledged Debt” means the indebtedness identified in any of Schedule I hereto, any Collateral Supplement or Grantor Supplement.

“Pledged Membership Interests” means the membership interests identified in any of Schedule I hereto, any Collateral Supplement or Grantor Supplement, including the membership interests in any Engine Subsidiary or Leasing Subsidiary that is an entity in which the ownership interests are represented by membership interests.

“Pledged Stock” means the capital stock, warrants, options or other notes to acquire capital stock identified in any of Schedule I hereto, any Collateral Supplement or Grantor Supplement, including the stock of any Engine Subsidiary or Leasing Subsidiary in which the ownership interests are represented by stock or any similar equity interest (other than membership interests that would be included in Pledged Membership Interests or beneficial interests that would be included in Pledged Beneficial Interests).

“Process Agent” has the meaning assigned to such term in Section 10.09 hereof.

“Related Collateral Documents” means all of a Grantor’s right, title and interest in the technical documents, manuals, log books and records that relate to an Engine and all of such Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to such Engine or any Assigned Lease, any lease assignments, novations, renewals, extensions or assumption agreements, relating to the Engine or any Assigned Lease, any acceptance certificate and/or bill of sale relating to such Engine or any Assigned Lease, any guaranties, letters of credit or other credit support relating to such Engine or any Assigned Lease, and any other certificate, instrument or agreement relating to such Engine or a Lessee, user or Lessor of such Engine.

“Related Documents Obligations” means all obligations of WEST and of each Issuer Subsidiary under and in respect of all Related Documents to any Secured Party that are not otherwise included in the Indenture Obligations, Service Provider Document Obligations, Liquidity Obligations, Hedge Agreement Obligations and Asset Transfer Agreement Obligations.

“Secured Obligations” means, collectively, the Indenture Obligations, the Service Provider Document Obligations, the Liquidity Obligations, the Hedge Agreement Obligations, the Asset Transfer Agreement Obligations and the Related Documents Obligations.

“Secured Parties” means the Noteholders, the Service Providers (including the Indenture Trustee), the Liquidity Facility Provider, the Hedge Providers and the Secured Seller.

“Secured Seller” means Willis Lease Finance Corporation as seller under the Asset Transfer Agreement.

5

“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Security Trustee as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Operating Bank or another Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-110 of the UCC) is the State of New York.

“Securities Intermediary” means any “securities intermediary” of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

“Service Provider Document Obligations” means, collectively, the obligations now or hereafter existing of WEST and each Issuer Subsidiary to a Service Provider under a Service Provider Document.

“Service Provider Documents” means (a) the Administrative Agency Agreement and the Servicing Agreement and (b) any other agreement entered into by WEST or any Issuer Subsidiary that is designated as a Service Provider Document in a writing signed by the Security Trustee and WEST.

“Servicing Collateral” has the meaning specified in Section 2.01(g).

“Stock Collateral” means:  (i) the Pledged Stock and all certificates and instruments, if any, from time to time representing such Pledged Stock, any contracts and instruments pursuant to which such Pledged Stock is created or issued, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock after the Closing Date; and (ii) all additional shares of the capital stock of any Issuer Subsidiary (including any Engine Subsidiary and Leasing Subsidiary that issues capital stock) from time to time acquired by a Grantor or issued by an issuer listed on Schedule I in any manner, including the capital stock of any Issuer Subsidiary that may be formed from time to time, and all warrants, options or other rights to acquire shares, and all certificates and instruments, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares.

“Trust Collateral” has the meaning specified in Section 2.01.

“UCC” means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

“Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.

“U.S. Lessee” means a Lessee that has its principal place of business in the United States of America.

“WEST” has the meaning specified in the recital of parties to this Agreement.

6

SCHEDULE I

SECURITY TRUST AGREEMENT

PLEDGED STOCK

Issuer	Shares	Percentage of Ownership Interest

Willis Engine Securitization (Ireland) Limited	1	100%

PLEDGED MEMBERSHIP INTERESTS

None

PLEDGED BENEFICIAL INTERESTS

None

PLEDGED DEBT

None

SCHEDULE II

SECURITY TRUST AGREEMENT

ACCOUNT INFORMATION

Deutsche Bank Trust Company Americas

ABA# ***

DDA# ***

Beneficiary: Trust and Securities Services

Payment Details: PORT [space] [Portfolio # - as listed below] (e.g. PORT ***)

Attn: Rosemary Cabrera/Irene Siegel

Portfolio #

***	Collection Account
***	Lessee Funded Account
***	Security Deposit Account
***	Expense Account
***	Note Account
***	Engine Purchase Account
***	Engine Replacement Account
***	Liquidity Facility Reserve Account
***	Initial Liquidity Payment Account

*** Confidential information omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

SCHEDULE III

SECURITY TRUST AGREEMENT

PRINCIPAL OFFICES

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office
Willis Engine Securitization (Ireland) Limited	Ashley House Morehampton Road Dublin 4 Ireland

Willis Engine Securitization Trust II	1100 North Market Street Wilmington, DE, 18990-1605 USA

SCHEDULE IV

SECURITY TRUST AGREEMENT

PROCESS AGENT

Willis Engine Securitization (Ireland) Limited	Corporation Service Company 1133 Avenue of the Americas New York, NY 10036
Willis Engine Securitization Trust II	Corporation Service Company 1133 Avenue of the Americas New York, NY 10036

SCHEDULE V

SECURITY TRUST AGREEMENT

ENGINE TRUSTS

None

2

EXHIBIT A-1

SECURITY AGREEMENT SUPPLEMENT

FORM OF COLLATERAL SUPPLEMENT

Deutsche Bank Trust Company Americas, as Security Trustee

60 Wall Street

27th Floor MS NYC 60-2720

New York, New York 10005

[Date]

Attention:              Trust and Agency Services – Ms. Irene Siegel

Re:  Security Trust Agreement, dated as of September 14, 2012

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (as amended from time to time, the “Security Trust Agreement”), dated as of September 14, 2012 among WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (“WEST”), WILLIS ENGINE SECURITIZATION (IRELAND) LIMITED (“WEST Ireland”), each of the ENGINE TRUSTS listed in Schedule V attached to the Security Trust Agreement (the “Engine Trusts”), and each other Subsidiary of WEST that becomes a party to the Security Trust Agreement as a grantor (such Subsidiaries, together with WEST, WEST Ireland and the Engine Trusts, the “Grantors”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“Deutsche Bank”), as Security Trustee (in such capacity, the “Security Trustee”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned Grantor hereby delivers, as of the date first above written, the attached Annexes I, II and V pursuant to Section 3.01 of the Security Trust Agreement.

The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Trust Collateral and hereby makes each representation and warranty set forth in Section 4.02 of the Security Trust Agreement (as supplemented by the attached Annexes).

If and to the extent applicable, the undersigned Grantor makes the following representations and warranties:  The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests described in Annex I hereto constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC.  Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests have been delivered to the Security Trustee or the Custodial Agent on behalf of the Security Trustee.  Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (iii) have been registered in the name of the Security Trustee.

None of such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests that constitute or evidence the Trust Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.

Attached are (i) an Account Letter in substantially the form of Exhibit B to the Security Trust Agreement from each Account Bank at which each Account included in the foregoing Trust Collateral is maintained, (ii) where required with respect to any Assigned Document included in the foregoing Trust Collateral, a Consent and Agreement in substantially the form of Exhibit C to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Trust Collateral, such consents, acknowledgements and/or notices as are called for under Section 3.04(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I, II and V hereto.

2

This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as the Security Trustee

By:
Name:
Title:

By:
Name:
Title:

3

ANNEX I
COLLATERAL SUPPLEMENT

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II

COLLATERAL SUPPLEMENT

ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF ACCOUNT HOLDER	ACCOUNT NUMBER

ANNEX V

COLLATERAL SUPPLEMENT

ENGINE TRUSTS

2

EXHIBIT A-2

SECURITY TRUST AGREEMENT

FORM OF GRANTOR SUPPLEMENT

Deutsche Bank Trust Company Americas, as Security Trustee

60 Wall Street

27th Floor MS NYC 60-2720

New York, New York 10005

[Date]

Attention:              Trust and Agency Services — Ms. Irene Siegel

Re:  Security Trust Agreement, dated as of September 14, 2012

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (as amended from time to time, the “Security Trust Agreement”), dated as of September 14, 2012 among WILLIS ENGINE SECURITIZATION TRUST II, a Delaware statutory trust (“WEST”), WILLIS ENGINE SECURITIZATION (IRELAND) LIMITED (“WEST Ireland”), each of the ENGINE TRUSTS listed in Schedule V attached to the Security Trust Agreement (the “Engine Trusts”), and each other Subsidiary of WEST that becomes a party to the Security Trust Agreement as a grantor (such Subsidiaries, together with WEST, WEST Ireland and the Engine Trusts, the “Grantors”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (“Deutsche Bank”), as Security Trustee (in such capacity, the “Security Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to “Grantor” shall also mean and be a reference to the undersigned. To secure the payment and performance of the Secured Obligations, the undersigned hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Security Trustee, for the benefit of the Secured Parties, a security interest in and to all of the undersigned’s right, title and interest in, to and under the Trust Collateral now or hereafter owned by the undersigned, whether now existing or hereafter created, provided, however, that, to the extent the Trust Collateral consists of the obligations of any Collateral Obligor to the undersigned, such security interest in such Trust Collateral shall not be for the benefit of such Collateral Obligor.

The undersigned hereby makes each representation and warranty set forth in Section 4.02 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement.

Each reference in the Security Trust Agreement to the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests, the Stock Collateral, the Debt Collateral, the Beneficial Interest Collateral, the Membership Interest Collateral, the Account Collateral, the Assigned Agreements, the Acquisition Agreements, the Engine Purchase Collateral, the Service Provider Documents, the Servicing Collateral and the Assigned Documents shall be construed to include a reference to the corresponding Trust Collateral hereunder.

If and to the extent applicable, the undersigned makes the following representations and warranties:   The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests described in Annex I hereto constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC.  Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests have been delivered to the Security Trustee or the Custodial Agent on behalf of the Security Trustee.  Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (iii) have been registered in the name of the Security Trustee.  None of such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.

[The undersigned hereby agrees, together with WEST, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.]

[Each of the Grantor and WEST Engine Acquisition LLC hereby agrees that all assets of the Trust Collateral held by the Grantor in trust pursuant to the Trust Agreement shall be used to, together with WEST, jointly and severally indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.  WEST Engine Acquisition LLC hereby further agrees to direct the Grantor to apply funds held in the Trust Collateral to promptly pay on any such indemnity claim in accordance with the provisions of Section 9.01 of the Security Trust Agreement, and the Grantor hereby agrees to make such payment in accordance with such instructions, to the extent of available funds in the Trust Collateral.  The Grantor and WEST Engine Acquisition LLC hereby acknowledge and agree that the Security Trustee shall have a lien on the Trust Collateral, prior to the interests of WEST Engine Acquisition LLC to secure the payment of any such indemnity as may be due and owing to Security Trustee.](1)

Attached are (i) an Account Letter in substantially the form of Exhibit B to the Security Trust Agreement from each Account Bank at which each Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit C to the Security Trust Agreement from the counterparty thereto and (iii) duly completed copies of Annexes I, II, III, IV and V hereto.

(1)               For Grantor Supplements for individual Engine Trusts.

2

It is understood and agreed that U.S. Bank National Association is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreements with respect to each Engine Trust and that U.S. Bank National Association shall not be liable or accountable in its individual capacity in any circumstances whatsoever except for its own gross negligence or willful misconduct and as otherwise expressly provided in such Trust Agreement, all such individual liability being hereby waived, but otherwise shall be liable or accountable solely to the extent of the assets of the Trust Collateral (as defined in the Trust Agreement).

3

This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,
[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as the Security Trustee

By:
Name:
Title:

By:
Name:
Title:

4

Acknowledged and agreed to as of the date first above written:

WEST ENGINE ACQUISITION LLC

By:
Name:
Title:

ANNEX I

GRANTOR SUPPLEMENT

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II

GRANTOR SUPPLEMENT

ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME AND ADDRESS OF ACCOUNT HOLDER	ACCOUNT NUMBER

ANNEX III

GRANTOR SUPPLEMENT

PRINCIPAL OFFICES

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office

ANNEX IV

GRANTOR SUPPLEMENT

PROCESS AGENT

ANNEX V

GRANTOR SUPPLEMENT

ENGINE TRUSTS

2

EXHIBIT B

SECURITY TRUST AGREEMENT

FORM OF ACCOUNT LETTER

EXHIBIT C

SECURITY TRUST AGREEMENT

FORM OF CONSENT AND AGREEMENT

, [2012]

[Name of the Grantor]

Ladies and Gentlemen:

Reference is made to the agreement between you and the Grantor dated (the “Assigned Document”).

Pursuant to the Security Trust Agreement, dated as of September 14, 2012 (the “Security Trust Agreement”), among the Grantor, certain other Grantors and Deutsche Bank Trust Company Americas, as the Security Trustee (the “Security Trustee”), the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the “Collateral”): all of such Grantor’s right, title and interest in and to the Assigned Document, including without limitation all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Document, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Document, claims of such Grantor for damages arising out of or for breach or default under the Assigned Document and the right of such Grantor to terminate the Assigned Document, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Document or by statute or at law or in equity.  Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.

By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Assigned Document.  Further, you hereby agree with the Security Trustee that:

(a)  You will make all payments to be made by you under or in connection with the Assigned Document directly to the Collections Account or otherwise in accordance with the instructions of the Security Trustee.

(b)  The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Document in accordance with the terms of the Security Trust Agreement, and you will comply in all respects with such exercise.

(c)  You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Document or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Document.

This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.

This Consent and Agreement shall in all respects, be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity, but solely as the Security Trustee

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

[NAME OF OBLIGOR]

By:
Name:
Title:

[LIST ALL PARTIES TO ASSIGNED DOCUMENTS NOT ALREADY PARTY HERETO]

2

EXHIBIT D-1
SECURITY TRUST AGREEMENT

FORM OF ENGINE MORTGAGE

EXHIBIT D-2

SECURITY TRUST AGREEMENT

FORM OF LEASE SECURITY ASSIGNMENT

EXHIBIT E

SECURITY TRUST AGREEMENT

FORM OF IRISH CHARGE OF SHARES

2